SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                              January 31, 2000
____________________________________________________________________________
                     (Date of earliest event reported)


                          Commonwealth Bancorp, Inc.
____________________________________________________________________________
            (Exact name of registrant as specified in its charter)


   Pennsylvania                   0-27942                   23-2828883
_____________________________________________________________________________
(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                         Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                19401
_____________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)


                             (610) 251-1600
____________________________________________________________________________
           (Registrant's telephone number, including area code)


                             Not Applicable
____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
          ____________


    On January 31, 2000, Commonwealth Bancorp, Inc. reported that its wholly owned subsidiary, Commonwealth Bank , acquired Tyler Consulting, Inc., headquartered in West Chester, Pennsylvania. The company will be operated as
Tyler Wealth Counselors, a subsidiary of Commonwealth.   For additional
information, reference is made to the Press Release, dated January 31, 2000, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________


    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99        Press Release dated January 31, 2000



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                                     SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  COMMONWEALTH BANCORP, INC.



Date: February  1,  2000          By: /s/Charles M. Johnston
                                     _________________________
                                     Charles M. Johnston
                                     Chief Financial Officer


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